SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549
                       _______________________


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934.

                   Date of Report: February 21, 1996





                             CONRAIL INC.

       _________________________________________________________
        (Exact name of registrant as specified in its charter)



    Pennsylvania                   1-9064                 23-2728514
  ----------------         ------------------------   -------------------
  (State or other          (Commission File Number)      (IRS Employer
   jurisdiction of                                    Identification No.)
   incorporation)

Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, 19101-1417
-------------------------------------------------------------------------------
             (Address of principal executive offices)              (Zip Code)



  Registrant's telephone number, including area code:  (215) 209-4000







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Item 5.  Other Events

     On February 21, 1996, Conrail Inc. issued the attached press release announcing an early retirement and voluntary separation program to be undertaken by its wholly-owned subsidiary, Consolidated Rail Corporation, and commenting on the effect of severe winter weather and sluggish economic conditions on first quarter performance.

Item 7.  Exhibits

99   Press release dated February 21, 1996











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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CONRAIL INC.



                                   By: /s/ Bruce B. Wilson
                                      -------------------------
                                      Senior Vice President-Law



DATED:  FEBRUARY 21, 1996









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                             EXHIBIT INDEX


Exhibit No.
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99   Press release dated February 21, 1996



















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